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Exhibit 99.1

Contacts:
	Investors:	Robert Jones (212) 351-7032 robert.jones@monsterworldwide.com

	Media:	David Rosa (212) 351-7067 david.rosa@monsterworldwide.com

Monster Worldwide Reports Second Quarter 2003 Results

2003 Second Quarter Highlights

•
Diluted EPS from Continuing Operations of $0.09, on a GAAP Basis
•
Total Revenue of $167.2 Million
•
Monster® Revenue of $103.1 Million
•
Monster Deferred Revenue Increases to $116.9 Million
•
Net Cash Position at $99.9 Million

New York, July 30, 2003—Monster Worldwide, Inc. (NASDAQ: MNST), the parent company of the leading global online careers property, Monster®, and the world's largest Yellow Pages and Recruitment Advertising agency network, today announced results for the second quarter ended June 30, 2003. For the quarter, the Company reported income from continuing operations of $10.1 million and diluted earnings per share from continuing operations of $0.09, on a GAAP basis.

        Monster Worldwide's total revenue for the second quarter of 2003 was $167.2 million, with Monster contributing $103.1 million or 62% of total revenue. Monster's deferred revenue was $116.9 million at June 30, 2003 up from $105.6 million for the prior year period and from $113.6 million for the first quarter of 2003.

        For the second quarter of 2002, total revenue was $177.0 million, GAAP diluted earnings per share from continuing operations was a loss of $0.28, and non-GAAP (formerly known as adjusted) income from continuing operations was $0.15 per diluted share. Detailed quarter versus quarter comparative results for Monster Worldwide by business segment and a reconciliation of all non-GAAP financial information to GAAP financial information in this release are presented in the "Financial Tables" and the "Supplemental Data" sections below.

        "It was a good quarter for the company, driven by continued progress and execution of Monster Worldwide's business strategies and aggressive expense management," commented Andrew J. McKelvey, Chairman and Chief Executive Officer of Monster Worldwide. "As expected, we achieved solid results from our Monster business. Additionally, in TMP Worldwide Advertising & Communications, we saw a narrowing of losses compared to last quarter as a result of reductions in operating costs. We also continued to make progress in key vertical markets, such as staffing, healthcare and diversity."

        McKelvey continued, "Within the staffing sector, Monster entered into a three-year, multi-million-dollar contract with Hudson Highland Group, Inc. We also recently forged an alliance with one of the country's largest healthcare group purchasing organizations, thereby enabling us to offer offline and online recruitment services to a nationwide network of more than 18,000 health care facilities. Other recent developments include the launch of Monster's new Diversity and Inclusion community in partnership with the NAACP, and the subsequent signing of diversity recruitment agreements with Ford Motor Company and Federated Department Stores, Inc."

Six Month Results

        Monster Worldwide reported total revenue of $336.1 million for the six months ended June 30, 2003, compared to $358.5 million in the comparable prior year period. On a GAAP basis, the loss from continuing operations totaled $18.7 million and income from continuing operations was $19.8 million on a non-GAAP basis. GAAP diluted earnings per share from continuing operations was a loss of $0.17, and income was $0.18 per diluted share on a non-GAAP basis. Diluted loss per share on a GAAP basis, which includes business reorganization costs and costs associated with the spin-off of the Company's eResourcing and Executive Search businesses, was $0.95 for the six months ended June 30, 2003.

        On March 31, 2003, Monster Worldwide completed the spin-off of its eResourcing and Executive Search business units as a new publicly traded company known as Hudson Highland Group, Inc. (NASDAQ: HHGP). The "Financial Tables" below present the financial results of Hudson Highland Group, Inc. as discontinued operations for all periods presented. Monster Worldwide's 2003 financial results reflect the continuing operations of the Company's Monster, Advertising & Communications, and Directional Marketing business units. Prior periods are presented on a comparative basis.

        Non-GAAP operating income, operating margin, income from continuing operations and diluted earnings per share from continuing operations and adjusted EBITDA reflect adjustments made to exclude business reorganization, spin-off and other special charges, merger and integration costs, and the tax benefits thereon. Non-GAAP income from continuing operations and diluted earnings per share from continuing operations for the six months ended June 30, 2002 are also adjusted to exclude the after-tax cumulative effect of an accounting change of $428.4 million, which resulted from the implementation of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets. All non-GAAP financial information in this release is reconciled in the "Financial Tables" and "Supplemental Data" sections below.

Balance Sheet Highlights

        Cash as of June 30, 2003 was $118.8 million, compared with $125.3 million as of March 31, 2003. Net cash as of June 30, 2003, was $99.9 million, compared with $118.4 million in the prior quarter. The use of cash in the quarter ended June 30, 2003 primarily reflects $17.5 million of cash payments for business reorganization, spin-off and other special charges and merger and integration payments. Additional cash flow information is presented in the "Supplemental Data" section below.

About Monster Worldwide

        Founded in 1967, Monster Worldwide, Inc. is the parent company of Monster, the leading global online careers property. The Company also owns TMP Worldwide, the world's largest Yellow Pages and Recruitment Advertising agency network and a provider of direct marketing services. Headquartered in New York with approximately 4,500 employees in 19 countries, Monster Worldwide's clients include more than 90 of the Fortune 100 and more than 490 of the Fortune 500 companies. Monster Worldwide (Nasdaq: MNST) is a member of the S&P 500 Index. More information about Monster Worldwide is available at www.monsterworldwide.com.

        Monster, headquartered in Maynard, Mass., is the leading global careers website, recording over 45.9 million unique visits during the month of June 2003, according to independent research conducted by I/PRO. Monster connects the most progressive companies with the most qualified career-minded individuals, offering innovative technology and superior services that give them more control over the recruiting process. The Monster global network consists of local content and language sites in the

United States, United Kingdom, Australia, Canada, the Netherlands, Belgium, New Zealand, Singapore, Hong Kong, France, Scotland, Germany, Ireland, Spain, Luxembourg, India, Italy, Sweden, Norway, Denmark, Switzerland, and Finland. Monster is the official online career management services sponsor of the 2004 U.S. Olympic Team. More information about Monster is available at www.monster.com or by calling 1-800-MONSTER.

        Condensed consolidated statements of operations for the three and six months ending June 30, 2003 and 2002, and condensed consolidated balance sheets as of June 30, 2003, March 31, 2003 and December 31, 2002 for Monster Worldwide, Inc. follow. For an investor kit, please contact Robert Jones at (212) 351-7032 or visit www.monsterworldwide.com.

        Second quarter 2003 results will be discussed on Monster Worldwide's quarterly conference call taking place on July 31, 2003. To join the conference call, please dial in on 1-888-209-3911 at 9:50 AM EDT. For those outside the United States, please call in on 1-212-676-5395. The call will begin promptly at 10:00 AM EDT. Individuals can also access Monster Worldwide's quarterly conference call online through the investor information section of the Company's website at www.monsterworldwide.com. Interactive Metrics for Monster Worldwide and Monster are available at www.monsterworldwide.com or www.monster.com.

Financial Tables Follow

Supplemental Data

        Quarter versus quarter comparative results for Monster Worldwide are as follows (dollar amounts in thousands, except per share amounts):

Operating Highlights	Q2'03	Q2'02
Total revenue	$167,163	$177,012
Operating income (loss)	$15,440	$(35,932)
Operating margin	9.2%	-20.3%
Non-GAAP operating income	*	$23,481
Non-GAAP operating margin	*	13.3%
Income (loss) from continuing operations	$10,114	$(31,093)
Non-GAAP income from continuing operations	*	$17,358
Net income (loss)	$9,647	$(75,729)
Income (loss) per diluted share from continuing operations	$0.09	$(0.28)
Non-GAAP earnings per diluted share from continuing operations	*	$0.15
Net income (loss) per diluted share	$0.08	$(0.68)
EBITDA	$21,780	(25,501)
Adjusted EBITDA	*	$33,912

*
The Company did not incur merger, integration, business reorganization and other special charges in the quarter ended June 30, 2003. Therefore, results are stated on a GAAP basis only.

        The following tables include quarter versus quarter comparative results for Monster Worldwide's revenue, operating income (loss), operating margin by operating segment and percentage of Interactive revenue. Comparable non-GAAP measures have also been provided for the 2002 period (dollar amounts in thousands).

	For The Three Months Ended June 30, 2003
Segment Data	Monster	Advertising & Communications	Directional Marketing	Total
Revenue	$103,128	$35,143	$28,892	$167,163

Operating Income (Loss)	$18,533	$(4,547)	$1,454	$15,440

Operating Margin	18.0%	(12.9)%	5.0%	9.2%

% Interactive revenue	100.0%	18.7%	18.6%	68.1%

	For The Three Months Ended June 30, 2002
Segment Data	Monster	Advertising & Communications	Directional Marketing	Total
Revenue	$104,688	$45,504	$26,820	$177,012

Operating Loss	$(6,603)	$(14,401)	$(14,928)	$(35,932)
Add back: Merger, integration and business reorganization, spin-off and other special charges	25,418	18,774	15,221	59,413

Non-GAAP Operating Income	$18,815	$4,373	$293	$23,481

Non-GAAP Operating Margin	18.0%	9.6%	1.1%	13.3%
% Interactive revenue	100.0%	18.7%	16.6%	66.5%

	For The Three Months Ended June[30, 2003 compared with 2002
Comparative Segment Data	Monster	Advertising & Communications	Directional Marketing	Total
Change in:
Revenue	$(1,560)	$(10,361)	$2,072	$(9,849)
Operating Income (Loss)	25,136	9,854	16,382	51,372
Non-GAAP Operating Income (Loss) **	(282)	(8,920)	1,161	(8,041)
% Change:
Revenue	(1.5)%	(22.8)%	7.7%	(5.6)%
Non-GAAP Operating Income (Loss) **	(1.5)%	(204.0)%	396.2%	(34.2)%

**
Compared to 2003 GAAP results

Cash Data:

Cash at March 31, 2003	$125,335

Cash payments for integration and business reorganization costs	(17,531)
Net cash provided by all other operating activities	1,291

Net cash used by operating activities	(16,240)

Cash payments for capital expenditures	(3,523)
Cash used in other investing activities	(780)

Net cash used in investing activities	(4,303)

Net borrowings on long-term debt	11,859
Cash received from the exercise of employee stock options	1,806

Net cash provided by financing activities	13,665

Effects of exchange rates on cash	315

Cash at June 30, 2003	$118,772

        Six-month comparative results for Monster Worldwide are as follows (dollars in thousands, except per share amounts):

Operating Highlights	6M 03	6M 02
Revenue	$336,075	$358,504
Operating loss	$(17,101)	$(8,457)
Operating margin	-5.1%	-2.4%
Non-GAAP operating income	$30,777	$57,929
Non-GAAP operating margin	9.2%	16.2%
Loss from continuing operations	$(18,706)	$(13,275)
Non-GAAP income from continuing operations	$19,826	$40,299
Net loss	$(106,221)	$(497,800)
Loss per diluted share from continuing operations	$(0.17)	$(0.12)
Non-GAAP earnings per diluted share from continuing operations	$0.18	$0.35
Net loss per diluted share	$(0.95)	$(4.47)
EBITDA	$(3,610)	$11,062
Adjusted EBITDA	$44,268	$77,448

Special Note:    Except for historical information contained herein, the statements made in this release constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve certain risks and uncertainties, including statements regarding the Company's strategic direction, prospects and future results. Certain factors, including factors outside of our control, may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which we operate, risks associated with acquisitions, competition, seasonality and the other risks discussed in our Form 10-K and our other filings made with the Securities and Exchange Commission, which discussions are incorporated in this release by reference.

MONSTER WORLDWIDE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Six Months Ended June 30,
(in thousands, except per share amounts)
(unaudited)

	2003	2002
Revenue:
Monster	$209,332	$213,441
Advertising & Communications	69,354	86,555
Directional Marketing	57,389	58,508

Total revenue	336,075	358,504

Operating expenses:
Salaries and related	155,574	157,749
Office and general	80,944	82,012
Marketing and promotion	67,567	59,515
Merger and integration	—	4,692
Business reorganization, spin-off and other special charges	47,878	61,694
Amortization of intangibles	1,213	1,299

Total operating expenses	353,176	366,961

Operating loss	(17,101)	(8,457)
Interest and other, net	(1,081)	(164)

Loss from continuing operations before provision for income taxes, minority interests and accounting change	(18,182)	(8,621)
Provision for income taxes	1,648	5,706

Loss from continuing operations before minority interests and accounting change	(19,830)	(14,327)
Minority interests	(1,124)	(1,052)

Loss from continuing operations before accounting change	(18,706)	(13,275)
Loss from discontinued operations, net of tax	(87,515)	(56,151)

Loss before accounting change	(106,221)	(69,426)
Cumulative effect of accounting change, net of tax benefit	—	(428,374)

Net loss	$(106,221)	$(497,800)

Reconciliation of loss from continuing operations to non-GAAP income from continuing operations:
Loss from continuing operations before accounting change	$(18,706)	$(13,275)
Merger and integration	—	4,692
Business reorganization, spin-off and other special charges	47,878	61,694
Tax benefit on merger, integration, business reorganization, spin-off and other special charges	(9,346)	(12,812)

Non-GAAP income from continuing operations*	$19,826	$40,299

Basic loss per share:
Loss from continuing operations before accounting change	$(0.17)	$(0.12)
Loss from discontinued operations, net of tax benefit	(0.78)	(0.50)
Cumulative effect of accounting change, net of tax benefit	—	(3.85)

Basic loss per share	$(0.95)	$(4.47)

Diluted loss per share:
Loss from continuing operations before accounting change	$(0.17)	$(0.12)
Loss from discontinued operations, net of tax benefit	(0.78)	(0.50)
Cumulative effect of accounting change, net of tax benefit	—	(3.85)

Diluted loss per share	$(0.95)	$(4.47)

Non-GAAP diluted income from continuing operations per share*:	$0.18	$0.35

Weighted average shares outstanding:
Basic	111,661	111,290

Diluted	112,861	113,840

EBITDA* adjusted for merger, integration and business reorganization charges:
Loss from continuing operations before accounting change	$(18,706)	$(13,275)
Interest income (expense), net	347	(67)
Provision for income taxes	1,648	5,706
Depreciation and amortization	13,101	18,698

EBITDA*	(3,610)	11,062
Merger and integration	—	4,692
Business reorganization, spin-off and other special charges	47,878	61,694

Adjusted EBITDA *	$44,268	$77,448

*
The Company believes that certain non-GAAP financial measures, including non-GAAP income from continuing operations, EBITDA and adjusted EBITDA are helpful when presented in conjunction with the comparable GAAP measures. Historically, the Company has grown rapidly, both organically and through acquisitions. As a result of this growth, the Company has incurred charges to integrate, restructure and reorganize both existing and acquired businesses. The Company presents non-GAAP income from continuing operations, which eliminates the effects of merger, integration, business reorganization and other special charges, net of the tax benefits thereon, to facilitate comparisons to the Company's historical results. EBITDA, defined as earnings before interest, income taxes, depreciation and amortization for continuing operations, is presented to provide additional information about our ability to meet our future debt service, capital expenditures and working capital requirements and is one of the measures that determine our ability to borrow under our credit facility. Adjusted EBITDA excludes the effects of merger, integration, business reorganization and other special charges and losses from discontinued operations. EBITDA and adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with generally accepted accounting principles ("GAAP"), or as a measure of our profitability or liquidity. Furthermore, EBITDA as presented above, is a non-GAAP measure and may not be comparable with similarly titled measures reported by other companies. Each of these non-GAAP measures should be considered in addition to, not as a substitute for or superior to, income from continuing operations, net income, cash flow from operating activities or other measures of financial performance prepared in accordance with generally accepted accounting principles.

MONSTER WORLDWIDE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three Months Ended June 30,
(in thousands, except per share amounts)
(unaudited)

	2003	2002
Revenue:
Monster	$103,128	$104,688
Advertising & Communications	35,143	45,504
Directional Marketing	28,892	26,820

Total revenue	167,163	177,012

Operating expenses:
Salaries and related	79,783	79,660
Office and general	37,792	41,510
Marketing and promotion	33,549	31,773
Merger and integration	—	(2,281)
Business reorganization, spin-off and other special charges	—	61,694
Amortization of intangibles	599	588

Total operating expenses	151,723	212,944

Operating income (loss)	15,440	(35,932)
Interest and other, net	(196)	(4)

Income (loss) from continuing operations before provision (benefit) for income taxes and minority interests	15,244	(35,936)
Provision (benefit) for income taxes	5,719	(3,858)

Income (loss) from continuing operations before minority interests	9,525	(32,078)
Minority interests	(589)	(985)

Income (loss) from continuing operations	10,114	(31,093)
Loss from discontinued operations, net of tax	(467)	(44,636)

Net income (loss)	$9,647	$(75,729)

Reconciliation of income (loss) from continuing operations to non-GAAP income from continuing operations:
Income (loss) from continuing operations	$10,114	$(31,093)
Merger and integration	—	(2,281)
Business reorganization, spin-off and other special charges	—	61,694
Tax benefit on merger, integration, business reorganization, spin-off and other special charges	—	(10,962)

Non-GAAP income from continuing operations*	**	$17,358

Basic earnings (loss) per share:
Income (loss) from continuing operations	$0.09	$(0.28)
Loss from discontinued operations, net of tax	—	(0.40)

Basic earnings (loss) per share	$0.09	$(0.68)

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.09	$(0.28)
Loss from discontinued operations, net of tax	(0.01)	(0.40)

Diluted earnings (loss) per share	$0.08	$(0.68)

Non-GAAP diluted income from continuing operations per share*:	**	$0.15

Weighted average shares outstanding:
Basic	111,860	111,399

Diluted	113,636	113,135

EBITDA* adjusted for merger, integration and business reorganization charges:
Income (loss) from continuing operations	$10,114	$(31,093)
Interest expense, net	288	203
Provision (benefit) for income taxes	5,719	(3,858)
Depreciation and amortization	5,659	9,247

EBITDA*	21,780	(25,501)
Merger and integration	—	(2,281)
Business reorganization, spin-off and other special charges	—	61,694

Adjusted EBITDA *	**	$33,912

*
The Company believes that certain non-GAAP financial measures, including non-GAAP income from continuing operations, EBITDA and adjusted EBITDA are helpful when presented in conjunction with the comparable GAAP measures. Historically, the Company has grown rapidly, both organically and through acquisitions. As a result of this growth, the Company has incurred charges to integrate, restructure and reorganize both existing and acquired businesses. The Company presents non-GAAP income from continuing operations, which eliminates the effects of merger, integration, business reorganization and other special charges, net of the tax benefits thereon, to facilitate comparisons to the Company's historical results. EBITDA, defined as earnings before interest, income taxes, depreciation and amortization for continuing operations, is presented to provide additional information about our ability to meet our future debt service, capital expenditures and working capital requirements and is one of the measures that determine our ability to borrow under our credit facility. Adjusted EBITDA excludes the effects of merger, integration, business reorganization and other special charges and losses from discontinued operations. EBITDA and adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with generally accepted accounting principles ("GAAP"), or as a measure of our profitability or liquidity. Furthermore, EBITDA as presented above, is a non-GAAP measure and may not be comparable with similarly titled measures reported by other companies. Each of these non-GAAP measures should be considered in addition to, not as a substitute for or superior to, income from continuing operations, net income, cash flow from operating activities or other measures of financial performance prepared in accordance with generally accepted accounting principles.

**
The Company did not incur merger, integration, business reorganization and other special charges in the quarter ended June 30, 2003. Therefore, results are stated on a GAAP basis only.

MONSTER WORLDWIDE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	June 30, 2003	March 31, 2003	Dec. 31, 2002
Assets:
Cash and cash equivalents	$118,772	$125,335	$165,648
Accounts receivable, net	316,036	299,759	307,599
Property and equipment, net	86,307	84,490	123,682
Intangibles, net	415,773	393,798	386,704
Other assets	98,897	102,964	140,383
Total assets of discontinued operations	—	—	506,779

Total Assets	$1,035,785	$1,006,346	$1,630,795

Liabilities and Stockholders' Equity:
Accounts payable and accrued expenses	$408,009	$401,446	$426,160
Accrued integration and restructuring	7,548	9,957	12,355
Accrued business reorganization and spin-off costs	48,372	64,647	60,336
Deferred commissions and fees	138,893	150,371	149,725
Other liabilities	14,296	11,141	12,619
Debt	18,831	6,971	5,631
Total liabilities of discontinued operations	—	—	150,530

Total Liabilities	635,949	644,533	817,356
Stockholders' Equity	399,836	361,813	813,439

Total Liabilities and Stockholders' Equity	$1,035,785	$1,006,346	$1,630,795

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Monster Worldwide Reports Second Quarter 2003 Results
MONSTER WORLDWIDE, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS For the Six Months Ended June 30, (in thousands, except per share amounts) (unaudited)
MONSTER WORLDWIDE, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS For the Three Months Ended June 30, (in thousands, except per share amounts) (unaudited)
MONSTER WORLDWIDE, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands) (unaudited)